UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2022

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 5, 2022, Agree Realty Corporation (the “Company”) announced its weighted-average number of common shares outstanding for the three and nine months ended September 30, 2022. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Nine Months Ended
	September 30, 2022	September 30, 2022
Weighted-average number of common shares outstanding	79,930,394	75,590,841
Less: Unvested restricted stock	(229,258)	(229,258)
Weighted-average number of common shares outstanding used in basic earnings per share	79,701,136	75,361,583

Weighted-average number of common shares outstanding used in basic earnings per share	79,701,136	75,361,583
Effect of dilutive securities:
Share-based compensation	125,925	111,989
ATM forward equity offerings	156,062	65,932
December 2021 forward equity offering	-	119,950
May 2022 forward equity offering	606,323	231,238
Weighted-average number of common shares outstanding used in diluted earnings per share	80,589,446	75,890,692

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	80,937,065	76,238,311

To account for the potential dilution resulting from the forward equity offerings on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended September 30, 2022 was 762,385 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the nine months ended September 30, 2022 was 417,120 weighted-average incremental shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: October 5, 2022	By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Chief Financial Officer and Secretary